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                                                                    EXHIBIT 99.2

     I hereby consent to being identified as a director designee in the Registration Statement on Form S-1 of Commercial Vehicle Group, Inc., and all pre and post-effective amendments thereto.


                                                         /s/ Richard A. Snell
                                                         ----------------------
                                                         Richard A. Snell


Date:  May 20, 2004